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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement on Form S-2 of our report, dated March 11, 2004 with respect to the consolidated financial statements of Community Capital Bancshares, Inc. and subsidiaries for the years ended December 31, 2003 and 2002, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to our Firm under the caption "Experts" in such Prospectus.


/s/ Mauldin & Jenkins, LLC

Atlanta, Georgia
June 3, 2004